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                                                                    EXHIBIT 10.4

                                   EXHIBIT A
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                                   PALM, INC.

                       1999 EMPLOYEE STOCK PURCHASE PLAN

                        FORM OF SUBSCRIPTION AGREEMENT


_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1. ____________ hereby elects to participate in the Palm, Inc. Employee Stock Purchase Plan (the "Palm ESPP") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Palm ESPP.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 10%) during the Offering Period in accordance with the Palm ESPP. I understand that if the percentage of my Compensation deducted for purposes of the Palm ESPP and all other employee stock purchase plans in which I participate, including the 3Com Corporation 1984 Employee Stock Purchase Plan, exceeds 10% of my Compensation, then the percentage of my Compensation that is deducted under the Palm ESPP will be reduced so that my percentage deduction of Compensation under all such employee stock purchase plans does not exceed 10% of my Compensation. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Palm ESPP. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Palm ESPP. I understand that my participation in the Palm ESPP is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Palm ESPP.

5. Shares purchased for me under the Palm ESPP should be issued in the name(s) of (Employee or Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me

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     over the price which I paid for the shares.  I hereby agree to notify the
                                                  ----------------------------
     Company in writing within 30 days after the date of any disposition of my
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     shares and I will make adequate provision for Federal, state or other tax
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     withholding obligations, if any, which arise upon the disposition of the
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     Common Stock.  The Company may, but will not be obligated to, withhold from
     ------------
     my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Palm ESPP. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Palm ESPP.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Palm
     ESPP:

     NAME:  (Please print)     _________________________________________________
                               (First)             (Middle)       (Last)

     ________________________  _________________________________________________
     Relationship
                               _________________________________________________
                               (Address)

     Employee's Social
     Security Number:          _________________________________________________

     Employee's Address:       _________________________________________________

                               _________________________________________________

                               _________________________________________________

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I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT
SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:_____________        _____________________________________________________
                           Signature of Employee

                           _____________________________________________________
                           Spouse's Signature (If beneficiary other than spouse)

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                                   EXHIBIT B
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                                   PALM, INC.

                   FORM OF 1999 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


     The undersigned participant in the Offering Period of the Palm, Inc. Employee Stock Purchase Plan which began on ____________, ______ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ____________________________________________

                                    ____________________________________________

                                    ____________________________________________



                                    Signature:

                                    ____________________________________________

                                    Date: ______________________________________

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